[cover]

                        Annual Report September 30, 1997

                             O P P E N H E I M E R

                                    Discovery
                                      Fund

                              [photo of telescope]

                            [OppenheimerFunds logo]
                            THE RIGHT WAY TO INVEST

Report highlights
--------------------------------------------------------------------------------

Contents

 3     President's Letter

 4     Fund Performance

 6     An Interview
       with the Fund's
       Managers

10     Statement of
       Investments

18     Statement of
       Assets &
       Liabilities

20     Statement of
       Operations

21     Statements of
       Changes in
       Net Assets

22     Financial Highlights

24     Notes to Financial
       Statements

31     Independent
       Auditors' Report

32     Federal Income
       Tax Information

33     Officers & Trustees

36     Information &
       Services




[bullet] During much of the period, investors have shown a preference for larger, liquid, blue-chip multinational companies, which held back the Fund's relative performance.

[bullet] Diversification in a variety of companies and industries has helped lower the volatility of small and micro-cap investments.

[bullet] Energy stocks have shown positive gains at home and abroad, due to strengthening economies in many parts of the world.

------------------------------
Avg Annual Total Returns
------------------------------
For the 1-year period ended
9/30/97 without sales charges(1)

Class A
------------------------------
9.16%
------------------------------

Class B
------------------------------
8.33%
------------------------------

Class C
------------------------------
8.39%
------------------------------
Class Y

------------------------------
9.50%
------------------------------

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

1. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.

2  Oppenheimer Discovery Fund

 Dear shareholder,
--------------------------------------------------------------------------------


[photo of Bridget A. Macaskill]
Bridget A. Macaskill
President
Oppenheimer
Discovery Fund


As you are no doubt aware, during the end of October and early November many stock markets around the world recorded their all-time largest point declines, followed by subsequent gains and continued volatility, leaving investors uncertain about what would occur next.

      To put those events in focus, let's look at a "snapshot" of the two-week time period. Sharp declines in the overseas stock markets, particularly in Asia, triggered a series of sell-offs throughout Europe, Latin America and the United States. In response, the U.S. stock market, as measured by the Dow Jones Industrial Average, dropped 554 points on October 27, its largest point decline in history. However, almost as quickly, the U.S. stock market bounced back over the succeeding few days, regaining nearly all of its losses.

      While no one could have predicted the timing or extent of these fluctuations, many analysts, including our fund managers here at OppenheimerFunds, had warned of a correction for several months. We believed that U.S. valuations were too high, stocks were expensive relative to bonds, recent corporate earnings were somewhat disappointing and that Federal Reserve Chairman Alan Greenspan could possibly seek a short-term interest rate hike.

      As a result, when October 27 arrived, our equity funds held above-average cash positions relative to many of our competitors. Not only did our higher cash levels serve as a protection, they also enabled us to buy the stocks of numerous excellent companies that were selling at more reasonable prices. In addition, our international and global funds were not as impacted because they weren't heavily invested in Southeast Asia and Japan. Finally, on the fixed-income side, our bond funds were generally characterized by longer-than-normal durations, which allowed us to lock in higher yields.

      In conclusion, many of our funds experienced relatively strong performance during the October-November market shake-ups. We'd like to take this opportunity to remind shareholders that stock market volatility is a normal and expected part of the business cycle. As Alan Greenspan suggested, in years to come this period will likely be remembered as a positive change for a market that was growing too quickly.

      For frequent market updates, please visit our website at www.oppenheimerfunds.com or call 1-800-835-3104 to listen to our recorded messages. In the meantime, thank you for your confidence in OppenheimerFunds, The Right Way to Invest. We look forward to helping you reach your investment goals in the future.


/s/ Bridget A. Macaskill

Bridget A. Macaskill
November 7, 1997

3  Oppenheimer Discovery Fund

Performance update
--------------------------------------------------------------------------------

-------------------------------
Avg Annual Total Returns
-------------------------------
For the Period Ended 9/30/97(1)

Class A
   1 year   5 year   10 year
-------------------------------
   2.88%    17.49%   14.66%
-------------------------------

Class B
                     Since
   1 year   5 year   Inception
-------------------------------
   3.33%    N/A      16.67%
-------------------------------

Class C
                     Since
   1 year   5 year   Inception
-------------------------------
   7.39%    N/A      17.82%
-------------------------------

Class Y
                     Since
   1 year   5 year   Inception
-------------------------------
   9.50%    N/A      20.42%
-------------------------------


-------------------------------
Cumulative Total Return
-------------------------------
For the 30 Days Ended 9/30/97(1)

Class A
   5 year
-------------------------------
   123.87%  $22,387(3)
-------------------------------


Oppenheimer Discovery Fund's Class A shares produced an average annual total return, without sales charges, of 9.16% for the one-year period ended September 30, 1997.(2) This past year was a difficult time for small-cap funds in general, primarily because investors showed a preference for larger blue-chip companies during the first seven months of the past fiscal year. However, since late April, small-cap stocks have experienced a significant rebound, and the Fund benefited accordingly. Because the companies we hold in the Fund's portfolio are exhibiting strong sales and earnings growth, we are optimistic.

[typeset representation of mountain chart]

Growth of $10,000
Over five years
(without sales charges)(3)

          Oppenheimer
          Discovery Fund    S&P 500
          Class A shares     Index

9/30/92   10000             10000
          12440.2           10503.5
          12168.7           10962.2
          12729.9           11015.6
          14446             11300.2
          14659.8           11582.2
          13504.4           11123.7
          12170.7           11170.5
          13303.8           11716.8
          13020.8           11714.9
          13797.3           12865.5
          14765             14082.8
          17032             15201.9
          17810.9           16117.1
          18962.9           16982.2
          21241.3           17744.3
          21759.9           18292.8
          20445.7           19817.6
          17786.7           20348.9
          21079.5           23901.4
9/30/97   23752.2           25692.4

[end mountain chart]

1. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current maximum initial sales charge of 5.75%. Class A shares were first publicly offered on 9/11/86. The Fund's maximum sales charge for Class A shares was lower prior to 4/1/91, so actual performance may have been higher. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception on 4/1/94). Class Class C returns for the 1-year result include the contingent deferred sales charge of 1%. Class C shares have an inception date of 10/2/95. Class Y shares were first publicly offered on 6/1/94 and are not available for sale to individual shareholders. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge and 0.25% distribution fee. Class A shares are subject to an annual asset-based sales charge not to exceed 0.25%.


4  Oppenheimer Discovery Fund

Portfolio review
--------------------------------------------------------------------------------

Oppenheimer Discovery Fund is for investors aggressively seeking high long-term growth from small-company stocks.


Sector Weightings(4)

[pie chart]

Technology          24.21%
Industrial          21.71
Consumer
Non-Cyclical        21.49
Consumer Cyclical   15.97
Energy               7.62
Financial            6.25
Utility              2.67
Basic Materials      0.08

[end pie chart]


What We Look For

[bullet] Sustainable earnings growth rates.

[bullet] Rapidly accelerated earnings.

[bullet] Innovative products or services.

[bullet] Self-financed expansion and/or expansion into new markets.




Top Ten Stock Holdings(4)

Visio Corp.                     1.70%     EVI, Inc.                          1.43%
 ..................................................................................
CORT Business Services Corp.    1.49      Pittway Corp., Cl. A               1.32
 ..................................................................................
National Instruments Corp.      1.43      AmeriSource Health Corp.           1.31
 ..................................................................................
Comverse Technology, Inc.       1.43      Executive Risk, Inc.               1.30
 ..................................................................................
Saville Systems Ireland, ADR    1.43      Parexel International Corp.        1.21
 ..................................................................................


2. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.

3. Results of a hypothetical $10,000 investment in Class A shares on September 30, 1992. The S&P 500 is a broad-based unmanaged stock index including daily reinvestment of dividends, and cannot be purchased directly by investors.

4. Portfolio is subject to change. Percentages are as of September 30, 1997 and are based on total market value of stock holdings.


5  Oppenheimer Discovery Fund

 An interview with your Fund's managers
--------------------------------------------------------------------------------

How would you describe the Fund's performance over the year?

This past year was a difficult period for small-cap funds in general, primarily because investors showed a preference for larger blue-chip companies during the first seven of the past 12 months. However, since late April, small-cap stocks have experienced a significant rebound and Oppenheimer Discovery Fund--a small-cap growth fund--finished the fiscal period on a positive note. For the one-year period ended September 30, 1997, the Fund's Class A shares had an average annual total return, without sales charges, of 9.16%.(1)

Have small-cap growth stocks kept up with the rest of the market?

Not for the first seven months of the fiscal year, from October 1, 1996 through the end of April 1997. During that period small caps underperformed large caps, and growth stocks underperformed value stocks. However, since the first of May and during the last five months of the period, small-cap growth stocks have experienced a strong comeback.

        For clarification, a small-cap company is generally defined as one whose "market capitalization" is $1 billion or less. By comparison, a large-cap company's total market capitalization is generally defined to be greater than $5 billion. Market capitalization can be calculated by multiplying the total number of shares outstanding by the price per share. Normally, investors prefer the relative safety and predictability of large-cap stocks, and venture into small-cap stocks when small companies offer faster earnings growth. When relative earnings growth prospects of small companies began to improve early last spring, small-cap stocks began to outperform.

-----------------------
"Since late April,
small-cap
stocks have
experienced a
significant
rebound."

1. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.


6  Oppenheimer Discovery Fund

[photo of Tracey and LaRocco]
Portfolio Management
Team (l to r)
Jay Tracey (Fund Manager)
Paul LaRocco


This past year was also characterized by another macro trend: the market's preference for "value stocks" as opposed to "growth stocks." Oppenheimer Discovery Fund is a growth-oriented fund, which means we seek companies for the portfolio that are achieving strong sales and earnings gains; in contrast, value-oriented funds emphasize stocks considered by their managers to be underpriced. The market goes through cycles in which one style is favored over another. Over the past 12 months, value stocks outperformed growth stocks, which hindered our relative performance until recently. Since May, however, although value stocks have continued to do well, growth-oriented small-cap stocks have done better, which is an encouraging sign for the Fund going forward.

Where did you see earnings strength?

Energy was the Fund's best-performing sector over the past year. In oil services, we hold shares of Energy Ventures, Inc., recently renamed EVI, Inc., a company that has benefited from the better economics of offshore drilling. EVI manufactures and supplies oil field equipment used for exploration. Due to rising demand for these items and increased drilling activity, the company was able to increase profits dramatically. In general, the companies in this industry have produced strong earnings gains, and as a result, the stocks have posted large gains as well. The trends that produced these good results are still with us, so we're going to stick with our position.


7  Oppenheimer Discovery Fund

An interview with your Fund's managers
--------------------------------------------------------------------------------

    Technology, though mixed, was generally a good sector for the market, as well as for the Fund. We like to break technology down into four components: software, hardware, services and communications technology. Our heaviest concentrations have been in software, services and communications. Our view is that hardware can be very sensitive to the ups and downs of the economy. As a result, our exposure to computers, circuit boards, semiconductors and semiconductor equipment has been low, but because the secular outlook is positive, we expect to be adding in these areas on weakness.

        Within technology, one of our best performers was National Instruments Corp., a company that makes software that enables personal computers to perform the functions of a variety of analytical instruments. The advantage of the technology is its cost savings to the customer, who no longer has to purchase separate hardware for each analytical purpose. The company's sales have grown 20% over the past year and earnings have grown more than 40%.

        Although energy and technology are well represented in the portfolio, we select stocks on their individual merits, rather than attempting to maintain specific sector weightings. Some of our holdings don't fit into neat industry categories. For example, one of the biggest and best-performing positions in the Fund is CORT Business Services Corp., a company that has grown its revenues and earnings by about 30% over the past year. CORT provides rental furniture, accessories and related services to corporations in 31 states and the District of Columbia, and has capitalized on the corporate trend of providing employees temporary apartment housing when they're working on extended projects, rather than having them stay in hotels.


---------------------
"One of the
strongest
groups over
the past
12 months
has been
energy..."

8  Oppenheimer Discovery Fund

What was a weak area of the portfolio?

The healthcare industry was battered by fears that Medicare spending by the federal government would be cut drastically. For instance, we had a big decline in a company that manufactures devices used in the diagnosis and monitoring of bone disorders. Now that we know what the Medicare reimbursement rates are going to be, the stock has recovered, but it's still down about 50% from where it was at the beginning of the Fund's fiscal year. Even though the stock price has been extremely volatile, the company itself remains a solid investment.

What is your outlook?
The low stock prices that we saw at the end of April established a very attractive relative price level for the kinds of stocks that Oppenheimer Discovery Fund owns and buys. We believe the outlook for relative earnings performance has improved, and we have already seen a nice rebound in stock prices. Looking ahead to 1998, we expect positive relative earnings gains to contribute to better relative performance of small-cap stocks, and we are therefore optimistic about the Fund's opportunities and outlook.

--------------------
". . . particularly
exploration
and offshore
drilling."


9  Oppenheimer Discovery Fund

--------------------------------------------------------------------------------
Statement of Investments  September 30, 1997
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                           Market Value
                                              Shares       See Note 1
--------------------------------------------------------------------------------
Common Stocks--84.9%
--------------------------------------------------------------------------------
Basic Materials--0.1%
--------------------------------------------------------------------------------
Chemicals--0.1%
AMCOL International Corp.                     7,500     $    155,625
--------------------------------------------------------------------------------
Minerals Technologies, Inc.                  23,200        1,033,850
                                                        -------------
                                                           1,189,475
--------------------------------------------------------------------------------
Consumer Cyclicals--13.6%
--------------------------------------------------------------------------------
Autos & Housing--1.9%
Budget Group, Inc., Cl. A(1)                250,000        8,250,000
--------------------------------------------------------------------------------
Fairfield Communities, Inc.(1)              450,000       16,903,125
--------------------------------------------------------------------------------
Wilmar Industries, Inc.(1)                  280,000        7,560,000
                                                        -------------
                                                          32,713,125
--------------------------------------------------------------------------------
Leisure & Entertainment--4.2%
Action Performance Cos., Inc.(1)            320,000        9,320,000
--------------------------------------------------------------------------------
Applebee's International, Inc.              250,000        6,250,000
--------------------------------------------------------------------------------
Cinar Films, Inc., Cl. B(1)                 465,000       17,728,125
--------------------------------------------------------------------------------
CKE Restaurants, Inc.                       368,300       15,468,600
--------------------------------------------------------------------------------
Coach USA, Inc.(1)                          300,000        9,018,750
--------------------------------------------------------------------------------
Signature Resorts, Inc.(1)                  220,000       10,450,000
--------------------------------------------------------------------------------
Silver Diner, Inc.(1)(2)(3)                 700,000        1,413,125
--------------------------------------------------------------------------------
Sodak Gaming, Inc.(1)                       200,000        2,825,000
                                                        -------------
                                                          72,473,600
--------------------------------------------------------------------------------
Media--1.9%
Applied Graphics Technologies, Inc.(1)      250,000       14,062,500
--------------------------------------------------------------------------------
Heftel Broadcasting Corp., A Shares(1)      200,000       15,150,000
--------------------------------------------------------------------------------
Scientific Games Holdings Corp.(1)          200,000        4,350,000
                                                        -------------
                                                          33,562,500
--------------------------------------------------------------------------------
Retail: General--1.2%
North Face, Inc. (The)(1)                   300,000        8,062,500
--------------------------------------------------------------------------------
Wolverine World Wide, Inc.                  489,750       12,366,187
                                                        -------------
                                                          20,428,687
--------------------------------------------------------------------------------
Retail: Specialty--4.4%
Central Garden & Pet Co.(1)                 300,000        9,225,000
--------------------------------------------------------------------------------
Children's Place Retail Stores, Inc.(1)     300,000        4,350,000
--------------------------------------------------------------------------------
dELiA*s, Inc.(1)                            175,000        3,915,625
--------------------------------------------------------------------------------
Heilig-Meyers Co.                           360,000        5,535,000
--------------------------------------------------------------------------------
Linens 'N Things, Inc.(1)                   342,800       11,483,800


10  Oppenheimer Discovery Fund


--------------------------------------------------------------------------------
                                                                  Market Value
                                                     Shares       See Note 1
--------------------------------------------------------------------------------
Retail: Specialty (continued)
Marks Bros. Jewelers, Inc.(1)                       200,000    $  2,800,000
--------------------------------------------------------------------------------
MSC Industrial Direct Co., Inc., Cl. A(1)           300,000      13,800,000
--------------------------------------------------------------------------------
Petco Animal Supplies, Inc.(1)                      530,000      16,628,750
--------------------------------------------------------------------------------
Pier 1 Imports, Inc.                                500,000       8,968,750
                                                               -------------
                                                                 76,706,925
--------------------------------------------------------------------------------
Consumer Non-Cyclicals--18.2%
--------------------------------------------------------------------------------
Beverages--0.2%
Celestial Seasonings, Inc.(1)                       105,000       3,255,000
--------------------------------------------------------------------------------
Food--1.2%
JP Foodservice, Inc.(1)                             500,000      15,750,000
--------------------------------------------------------------------------------
Richfood Holdings, Inc.                             200,000       5,187,500
                                                               -------------
                                                                 20,937,500
--------------------------------------------------------------------------------
Healthcare/Drugs--3.8%
Applied Analytical Industries, Inc.(1)              180,000       3,645,000
--------------------------------------------------------------------------------
Biocompatibles International plc(1)                 498,044       5,149,064
--------------------------------------------------------------------------------
Dura Pharmaceuticals, Inc.(1)                       250,000      10,906,250
--------------------------------------------------------------------------------
Ethical Holdings plc, Sponsored ADR(1)              500,000       2,281,250
--------------------------------------------------------------------------------
Global Pharmaceutical Corp.(1)                      195,800       1,150,325
--------------------------------------------------------------------------------
Incyte Pharmaceuticals, Inc.(1)                     125,000      10,500,000
--------------------------------------------------------------------------------
Kos Pharmaceuticals, Inc.(1)                        240,000       8,580,000
--------------------------------------------------------------------------------
Roberts Pharmaceutical Corp.(1)                     100,000       1,087,500
--------------------------------------------------------------------------------
Transkaryotic Therapies, Inc.(1)                    200,000       7,850,000
--------------------------------------------------------------------------------
Vivus, Inc.(1)                                      300,000      11,250,000
--------------------------------------------------------------------------------
Warner Chilcott Laboratories, Sponsored ADR(1)      230,000       4,082,500
                                                               -------------
                                                                 66,481,889
--------------------------------------------------------------------------------
Healthcare/Supplies & Services--13.0%
AmeriSource Health Corp., Cl. A(1)                  330,000      19,284,375
--------------------------------------------------------------------------------
Arterial Vascular Engineering, Inc.(1)              150,000       8,325,000
--------------------------------------------------------------------------------
Capstone Pharmacy Services, Inc.(1)                 300,000       3,618,750
--------------------------------------------------------------------------------
Concentra Managed Care, Inc.(1)                     350,000      12,359,375
--------------------------------------------------------------------------------
Covance, Inc.(1)                                    500,000      10,812,500
--------------------------------------------------------------------------------
EndoSonics Corp.                                    152,500       2,239,844
--------------------------------------------------------------------------------
EP MedSystems, Inc.(1)(3)                           400,000       1,200,000
--------------------------------------------------------------------------------
ESC Medical Systems Ltd.(1)                         250,000       9,406,250
--------------------------------------------------------------------------------
FPA Medical Management, Inc.(1)                     350,000      12,031,250
--------------------------------------------------------------------------------
Gulf South Medical Supply, Inc.(1)                  300,000       8,025,000
--------------------------------------------------------------------------------
Healthcare Recoveries, Inc.(1)                      300,000       6,750,000
--------------------------------------------------------------------------------
Henry Schein, Inc.(1)                               200,000       7,150,000


11  Oppenheimer Discovery Fund

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                            Shares       See Note 1
--------------------------------------------------------------------------------
Healthcare/Supplies & Services (continued)
HumaScan, Inc.(1)(3)                      584,500     $   5,991,125
--------------------------------------------------------------------------------
Invacare Corp.                            168,000         3,948,000
--------------------------------------------------------------------------------
Lincare Holdings, Inc.(1)                 180,000         9,078,750
--------------------------------------------------------------------------------
Norland Medical Systems, Inc.(1)(3)       480,000         4,260,000
--------------------------------------------------------------------------------
Omnicare, Inc.                            300,000         9,750,000
--------------------------------------------------------------------------------
Parexel International Corp.(1)            452,800        17,885,600
--------------------------------------------------------------------------------
Pediatrix Medical Group, Inc.(1)          300,000        13,237,500
--------------------------------------------------------------------------------
PhyCor, Inc.(1)                            50,000         1,453,125
--------------------------------------------------------------------------------
Renal Care Group, Inc.(1)                 225,000         8,100,000
--------------------------------------------------------------------------------
Rural/Metro Corp.(1)                      118,200         3,605,100
--------------------------------------------------------------------------------
Sabratek Corp.(1)                         200,000         7,275,000
--------------------------------------------------------------------------------
Serologicals Corp.(1)                     550,000        12,512,500
--------------------------------------------------------------------------------
Superior Consultant Holdings Corp.(1)     200,000         6,700,000
--------------------------------------------------------------------------------
Total Renal Care Holdings, Inc.(1)        300,000        15,000,000
--------------------------------------------------------------------------------
Ventana Medical Systems, Inc.(1)          425,000         6,853,125
                                                      --------------
                                                        226,852,169
--------------------------------------------------------------------------------
Energy--6.5%
--------------------------------------------------------------------------------
Energy Services & Producers--6.5%
Brown (Tom), Inc.(1)                      350,000         8,662,500
--------------------------------------------------------------------------------
Core Laboratories NV(1)                   200,000         7,000,000
--------------------------------------------------------------------------------
Cross Timbers Oil Co.                     350,000         8,531,250
--------------------------------------------------------------------------------
Diamond Offshore Drilling, Inc.           200,000        11,037,500
--------------------------------------------------------------------------------
EVI, Inc.(1)                              325,000        20,800,000
--------------------------------------------------------------------------------
Falcon Drilling Co., Inc.(1)              320,000        11,300,000
--------------------------------------------------------------------------------
FX Energy, Inc.(1)                        500,000         3,265,625
--------------------------------------------------------------------------------
Nabors Industries, Inc.(1)                290,000        11,291,875
--------------------------------------------------------------------------------
Newfield Exploration Co.(1)               200,000         5,612,500
--------------------------------------------------------------------------------
St. Mary Land & Exploration Co.           267,000        12,115,125
--------------------------------------------------------------------------------
Stolt Comex Seaway SA(1)                  207,000        12,950,437
                                                      --------------
                                                        112,566,812
--------------------------------------------------------------------------------
Financial--5.3%
--------------------------------------------------------------------------------
Banks--1.1%
Ocwen Financial Corp.(1)                   83,500         3,517,437
--------------------------------------------------------------------------------
TCF Financial Corp.                       256,278        14,976,246
                                                      --------------
                                                         18,493,683
--------------------------------------------------------------------------------
Diversified Financial--2.1%
First Alliance Corp.(1)                   200,000         6,300,000
--------------------------------------------------------------------------------
FIRSTPLUS Financial Group, Inc.(1)        150,000         8,418,750


12  Oppenheimer Discovery Fund



--------------------------------------------------------------------------------
                                                                Market Value
                                                   Shares       See Note 1
--------------------------------------------------------------------------------
Diversified Financial (continued)
Investors Financial Services Corp.               285,800     $ 11,789,250
--------------------------------------------------------------------------------
Renters Choice, Inc.(1)                          400,000        9,087,500
--------------------------------------------------------------------------------
Rockford Industries, Inc.(1)                     100,900        1,059,450
                                                             -------------
                                                               36,654,950
--------------------------------------------------------------------------------
Insurance--2.1%
CapMAC Holdings, Inc.                            550,000       17,771,875
--------------------------------------------------------------------------------
Executive Risk, Inc.                             280,000       19,145,000
--------------------------------------------------------------------------------
Penn-America Group, Inc.                          10,000          202,500
                                                             -------------
                                                               37,119,375
--------------------------------------------------------------------------------
Industrial--18.3%
Electrical Equipment--0.2%
--------------------------------------------------------------------------------
Vishay Intertechnology, Inc.                     165,000        4,362,187
--------------------------------------------------------------------------------
Industrial Services--15.0%
Abacus Direct Corp.(1)                           300,000        9,637,500
--------------------------------------------------------------------------------
ABR Information Services, Inc.(1)                170,000        4,696,250
--------------------------------------------------------------------------------
Acxiom Corp.(1)                                  400,000        6,975,000
--------------------------------------------------------------------------------
Affiliated Computer Services, Inc., Cl. A(1)     450,000       11,137,500
--------------------------------------------------------------------------------
Alternative Resources Corp.(1)                   142,000        3,354,750
--------------------------------------------------------------------------------
American Business Information, Inc.(1)           200,000        5,425,000
--------------------------------------------------------------------------------
Barnett, Inc.(1)                                 250,000        5,312,500
--------------------------------------------------------------------------------
Calgon Carbon Corp.                              100,000        1,306,250
--------------------------------------------------------------------------------
CIBER, Inc.(1)                                   300,000       14,175,000
--------------------------------------------------------------------------------
CORT Business Services Corp.(1)                  550,000       21,965,625
--------------------------------------------------------------------------------
Culligan Water Technologies, Inc.(1)             200,000        9,200,000
--------------------------------------------------------------------------------
Cuno, Inc.(1)                                     25,000          434,375
--------------------------------------------------------------------------------
Daisytek International Corp.(1)                  275,000       12,031,250
--------------------------------------------------------------------------------
Eagle USA Airfreight, Inc.(1)                    350,000       11,725,000
--------------------------------------------------------------------------------
Hub Group, Inc., Cl. A(1)                        280,000       10,395,000
--------------------------------------------------------------------------------
IntelliQuest Information Group, Inc.(1)(3)       490,000       10,290,000
--------------------------------------------------------------------------------
Leap Group, Inc. (The)(1)                        322,900          827,431
--------------------------------------------------------------------------------
Maximus, Inc.(1)                                 200,000        5,787,500
--------------------------------------------------------------------------------
May & Speh, Inc.(1)                              395,000        5,480,625
--------------------------------------------------------------------------------
Metzler Group, Inc.(1)                           200,000        8,025,000
--------------------------------------------------------------------------------
NCO Group, Inc.(1)                               150,000        5,550,000
--------------------------------------------------------------------------------
Newpark Resources, Inc.(1)                       286,600       11,266,962
--------------------------------------------------------------------------------
Pierce Leahy Corp.(1)                            200,000        5,425,000
--------------------------------------------------------------------------------
Precision Response Corp.(1)                      137,200        1,063,300
--------------------------------------------------------------------------------
Registry, Inc.(1)                                250,000       11,531,250


13  Oppenheimer Discovery Fund

--------------------------------------------------------------------------------
Statement of Investments  September 30, 1997
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                  Market Value
                                                     Shares       See Note 1
--------------------------------------------------------------------------------
Industrial Services (continued)
Rental Service Corp.(1)                            500,000     $  11,218,750
--------------------------------------------------------------------------------
Service Experts, Inc.(1)                           310,000         8,389,375
--------------------------------------------------------------------------------
SITEL Corp.(1)                                     275,000         2,887,500
--------------------------------------------------------------------------------
StaffMark, Inc.(1)                                 117,500         4,479,687
--------------------------------------------------------------------------------
Stericycle, Inc.(1)                                400,000         3,800,000
--------------------------------------------------------------------------------
Transaction Systems Architects, Inc., Cl. A(1)     230,000         9,343,750
--------------------------------------------------------------------------------
U.S. Rentals, Inc.(1)                              250,000         6,578,125
--------------------------------------------------------------------------------
USA Waste Services, Inc.(1)                        365,000        14,554,375
--------------------------------------------------------------------------------
Wackenhut Corrections Corp.(1)                      48,000         1,488,000
--------------------------------------------------------------------------------
West TeleServices Corp.(1)                         400,000         6,000,000
                                                               --------------
                                                                 261,757,630
--------------------------------------------------------------------------------
Manufacturing--2.4%
Ballantyne of Omaha, Inc.(1)                       200,000         3,850,000
--------------------------------------------------------------------------------
Chicago Miniature Lamp, Inc.(1)                    300,000         9,975,000
--------------------------------------------------------------------------------
PRI Automation, Inc.(1)                            250,000        14,625,000
--------------------------------------------------------------------------------
U.S. Filter Corp.(1)                               300,000        12,918,750
                                                               --------------
                                                                  41,368,750
--------------------------------------------------------------------------------
Transportation--0.7%
Genesee & Wyoming, Inc., Cl. A(1)                  217,400         6,875,275
--------------------------------------------------------------------------------
Swift Transportation Co., Inc.(1)                  200,000         6,325,000
                                                               --------------
                                                                  13,200,275
--------------------------------------------------------------------------------
Technology--19.3%
--------------------------------------------------------------------------------
Computer Hardware--1.1%
Auspex Systems, Inc.(1)                            235,000         2,908,125
--------------------------------------------------------------------------------
MicroTouch Systems, Inc.(1)                        305,000         8,501,875
--------------------------------------------------------------------------------
Network Appliance, Inc.(1)                         137,500         7,459,375
                                                               --------------
                                                                  18,869,375
--------------------------------------------------------------------------------
Computer Software--11.9%
Aspen Technologies, Inc.(1)                        396,700        13,934,088
--------------------------------------------------------------------------------
BEA Systems, Inc.(1)                               192,500         3,440,938
--------------------------------------------------------------------------------
Cambridge Technology Partners, Inc.(1)             250,000         8,953,125
--------------------------------------------------------------------------------
Check Point Software Technologies Ltd.(1)          100,000         3,100,000
--------------------------------------------------------------------------------
Documentum, Inc.(1)                                250,000         8,312,500
--------------------------------------------------------------------------------
Dr. Solomon's Group plc, ADR(1)                    200,000         5,075,000
--------------------------------------------------------------------------------
Engineering Animation, Inc.(1)                     127,600         4,864,750
--------------------------------------------------------------------------------
Global DirectMail Corp.(1)                         320,000         7,160,000
--------------------------------------------------------------------------------
Harbinger Corp.(1)                                 179,400         6,525,675


14  Oppenheimer Discovery Fund




--------------------------------------------------------------------------------
                                                                 Market Value
                                                    Shares       See Note 1
--------------------------------------------------------------------------------
Computer Software (continued)
HBO & Co.                                         160,000     $   6,040,000
--------------------------------------------------------------------------------
Infinity Financial Technology, Inc.(1)            150,000         1,912,500
--------------------------------------------------------------------------------
Integrated Measurement Systems, Inc.(1)           350,000         6,300,000
--------------------------------------------------------------------------------
IONA Technologies plc, ADR(1)                     300,000         4,162,500
--------------------------------------------------------------------------------
J.D. Edwards & Co.(1)                              80,000         2,680,000
--------------------------------------------------------------------------------
JDA Software Group, Inc.(1)                       300,000        10,950,000
--------------------------------------------------------------------------------
National Instruments Corp.(1)                     455,000        21,100,625
--------------------------------------------------------------------------------
Network General Corp.(1)                          325,000         6,296,875
--------------------------------------------------------------------------------
Progress Software Corp.(1)                        140,000         3,132,500
--------------------------------------------------------------------------------
Rogue Wave Software, Inc.(1)                      250,000         3,437,500
--------------------------------------------------------------------------------
Saville Systems Ireland plc, Sponsored ADR(1)     300,000        21,075,000
--------------------------------------------------------------------------------
Siebel Systems, Inc.(1)                           150,000         6,384,375
--------------------------------------------------------------------------------
SPSS, Inc.(1)(3)                                  412,500        11,807,813
--------------------------------------------------------------------------------
Viasoft, Inc.(1)                                   74,000         3,663,000
--------------------------------------------------------------------------------
Visigenic Software, Inc.(1)                       379,600         2,704,650
--------------------------------------------------------------------------------
Visio Corp.(1)                                    600,000        25,050,000
--------------------------------------------------------------------------------
Zebra Technologies Corp., Cl. A(1)                250,000         8,937,500
                                                              --------------
                                                                207,000,914
--------------------------------------------------------------------------------
Electronics--2.8%
Advanced Technology Materials, Inc.(1)            400,000        14,700,000
--------------------------------------------------------------------------------
Lernout & Hauspie Speech Products NV(1)           107,500         4,703,125
--------------------------------------------------------------------------------
Pittway Corp., Cl. A                              300,000        19,481,250
--------------------------------------------------------------------------------
Sawtek, Inc.(1)                                   200,000         9,250,000
                                                              --------------
                                                                 48,134,375
--------------------------------------------------------------------------------
Telecommunications-Technology--3.5%
Comverse Technology, Inc.(1)                      400,000        21,100,000
--------------------------------------------------------------------------------
General Cable Corp.(1)                            350,000        12,425,000
--------------------------------------------------------------------------------
ICG Communications, Inc.(1)(2)                    272,500         6,342,438
--------------------------------------------------------------------------------
Lightbridge, Inc.(1)                              550,000         8,937,500
--------------------------------------------------------------------------------
MRV Communications, Inc.(1)                        65,000         2,372,500
--------------------------------------------------------------------------------
Teledata Communications Ltd.(1)                   200,000         9,025,000
                                                              --------------
                                                                 60,202,438
--------------------------------------------------------------------------------
Utilities--3.6%
--------------------------------------------------------------------------------
Gas Utilities--0.1%
Cabot Oil & Gas Corp., Cl. A                      108,400         2,499,975
--------------------------------------------------------------------------------
Telephone Utilities--3.5%
ACC Corp.(1)                                      200,000         6,575,000
--------------------------------------------------------------------------------
ICG Communications, Inc.(1)                       150,000         3,675,000


15  Oppenheimer Discovery Fund

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                             Market Value
                                                                  Shares     See Note 1
-------------------------------------------------------------------------------------------
Telephone Utilities (continued)
IXC Communications, Inc.(1)                                        130,000   $    4,127,500
-------------------------------------------------------------------------------------------
LCI International, Inc.(1)                                         200,000        5,325,000
-------------------------------------------------------------------------------------------
McLeodUSA, Inc., Cl. A(1)                                          120,000        4,732,500
-------------------------------------------------------------------------------------------
Metrocall, Inc.(1)                                                 400,000        2,950,000
-------------------------------------------------------------------------------------------
NEXTLINK Communications, Inc., Cl. A(1)                            150,000        3,600,000
-------------------------------------------------------------------------------------------
Qwest Communications International, Inc.(1)                        200,000        9,225,000
-------------------------------------------------------------------------------------------
Star Telecommunications, Inc.(1)                                   175,000        4,025,000
-------------------------------------------------------------------------------------------
Tel-Save Holdings, Inc.(1)                                         500,000       12,031,250
-------------------------------------------------------------------------------------------
Telegroup, Inc.(1)                                                 400,000        4,200,000
                                                                             ----------------
                                                                                 60,466,250
                                                                             ----------------
Total Common Stocks (Cost $962,781,544)                                       1,477,297,859
-------------------------------------------------------------------------------------------
Preferred Stocks--0.9%
-------------------------------------------------------------------------------------------
AirNet Communications Corp., Series C(1)(2)                        250,000          250,000
Candescent Technologies Corp., $2.50 Cv., Series D(1)(2)         1,200,000        7,380,000
-------------------------------------------------------------------------------------------
Candescent Technologies Corp., Series E, Preferred Stock(1)(2)     800,000        5,768,000
-------------------------------------------------------------------------------------------
Candescent Technologies Corp., Series F, Preferred Stock(1)(2)     200,000        1,500,000
                                                                             ----------------
Total Preferred Stocks (Cost $10,400,000)                                        14,898,000


                                                                       Units
                                                                      --------
Rights, Warrants and Certificates--0.0%
-----------------------------------------------------------------------------------
PerSeptive Biosystems, Inc., Cl. A Wts., Exp. 12/97 (Cost $261,332)   40,110     --


                                                                             Face
                                                                             Amount
--------------------------------------------------------------------------------------------------------
Convertible Corporate Bonds and Notes--0.5%
--------------------------------------------------------------------------------------------------------
American Retirement Corp., 5.75% Cv. Sub. Debs., 10/1/02                    $ 2,280,000        2,294,250
--------------------------------------------------------------------------------------------------------
Physicians Clinical Laboratory, Inc., 7.50% Cv. Sub. Debs., 8/15/00(2)(6)     4,000,000           40,000
--------------------------------------------------------------------------------------------------------
Sunrise Assisted Living, Inc., 5.50% Cv. Nts., 6/15/02(7)                     5,059,000        6,077,124
                                                                                          ---------------
Total Convertible Corporate Bonds and Notes (Cost $11,536,154)                                 8,411,374


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Short-Term Notes--5.7%
--------------------------------------------------------------------------------
CIESCO, LP, 5.54%, 10/16/97(8)                      50,000,000       49,885,209
--------------------------------------------------------------------------------
General Electric Capital Corp., 5.53%, 10/6/97(8)   50,000,000       49,961,736
                                                                 ---------------
Total Short-Term Notes (Cost $99,846,945)                            99,846,945



16  Oppenheimer Discovery Fund

--------------------------------------------------------------------------------

                                                                Face                Market Value
                                                                Amount              See Note 1
--------------------------------------------------------------------------------------------------
Repurchase Agreements--8.3%
==================================================================================================
Repurchase agreement with Goldman, Sachs & Co., 6.125%,
dated 9/30/97, to be repurchased at $145,024,670 on 10/1/97, collateralized by U.S. Treasury Nts., 5.125%-9.125%, 11/15/98-
9/30/99, with a value of $148,064,127 (Cost $145,000,000)        $ 145,000,000     $  145,000,000
--------------------------------------------------------------   -------------     --------------
Total Investments, at Value (Cost $1,229,825,975)                        100.3%     1,745,454,178
--------------------------------------------------------------   -------------     --------------
Liabilities in Excess of Other Assets                                     (0.3)        (5,715,013)
                                                                 -------------     --------------
Net Assets                                                               100.0%    $1,739,739,165
                                                                 =============     ==============

1. Non-income producing security.

2. Identifies issues considered to be illiquid or restricted--See Note 5 of Notes to Financial Statements.

3. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 30, 1997. The aggregate fair value of securities of affiliated companies as of September 30, 1997 amounts to $34,962,063. Transactions during the period in which the issuer was an affiliate are as follows:



                                         Shares             Gross         Gross          Shares
                                         Sept. 30, 1996     Additions     Reductions     Sept. 30, 1997
--------------------------------------------------------------------------------------------------------
Alrenco, Inc.                                440,000          90,000        530,000             --
--------------------------------------------------------------------------------------------------------
Belmont Homes, Inc.                          600,000              --        600,000             --
--------------------------------------------------------------------------------------------------------
Dailey Petroluem Services Corp.              300,000              --        300,000             --
--------------------------------------------------------------------------------------------------------
Dynamex, Inc.                                400,000              --        400,000             --
--------------------------------------------------------------------------------------------------------
EP Medsystems, Inc.                          400,000              --             --        400,000
--------------------------------------------------------------------------------------------------------
HumaScan, Inc.                               600,000              --         15,500        584,500
--------------------------------------------------------------------------------------------------------
Inference Corp., Cl. A                       360,000              --        360,000             --
--------------------------------------------------------------------------------------------------------
IntelliQuest Information Group, Inc.              --         490,000             --        490,000
--------------------------------------------------------------------------------------------------------
Norland Medical Systems, Inc.                480,000              --             --        480,000
--------------------------------------------------------------------------------------------------------
Rockford Industries, Inc.(4)                 350,000         150,000        399,100        100,900
--------------------------------------------------------------------------------------------------------
SPSS, Inc.(5)                                330,000         110,000         27,500        412,500
--------------------------------------------------------------------------------------------------------
Silver Diner, Inc.                           700,000              --             --        700,000
--------------------------------------------------------------------------------------------------------
3-D Geophysical, Inc.                        380,000              --        380,000             --

4. Not an affiliate as of September 30, 1997.

5. Not an affiliate as of September 30, 1996.

6. Non-income producing--issuer is in default of interest payment.

7. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $6,077,124 or 0.35% of the Fund's net assets, at September 30, 1997.

8. Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.

See accompanying Notes to Financial Statements.


17 Oppenheimer Discovery Fund

--------------------------------------------------------------------------------
Statement of Assets and Liabilities  September 30, 1997
--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------
Assets
Investments, at value--see accompanying statement:
Unaffiliated companies (cost $1,197,058,620)                              $1,709,432,665
Affiliated companies (cost $32,767,355)                                       36,021,513
--------------------------------------------------------------------      --------------
Cash                                                                             396,317
--------------------------------------------------------------------      --------------
Receivables:
Investments sold                                                              29,420,257
Shares of beneficial interest sold                                             3,303,242
Interest and dividends                                                           174,440
--------------------------------------------------------------------      --------------
Other                                                                             50,241
                                                                          --------------
Total assets                                                               1,778,798,675
----------------------------------------------------------------------------------------
Liabilities
Payables and other liabilities:
Investments purchased                                                         34,189,978
Shares of beneficial interest redeemed                                         2,969,889
Distribution and service plan fees                                               956,393
Shareholder reports                                                              329,983
Trustees' fees--Note 1                                                           214,081
Transfer and shareholder servicing agent fees                                    103,175
Other                                                                            296,011
                                                                          --------------
Total liabilities                                                             39,059,510
----------------------------------------------------------------------------------------
Net Assets                                                                $1,739,739,165
----------------------------------------------------------------------------------------
Composition of Net Assets
Paid-in capital                                                           $1,196,345,462
--------------------------------------------------------------------      --------------
Accumulated net investment loss                                                 (939,479)
--------------------------------------------------------------------      --------------
Accumulated net realized gain on investment transactions                      28,704,979
--------------------------------------------------------------------      --------------
Net unrealized appreciation on investments and translation of assets
and liabilities denominated in foreign currencies                            515,628,203
                                                                          --------------
Net assets                                                                $1,739,739,165
                                                                          ==============


18  Oppenheimer Discovery Fund

------------------------------------------------------------------------------------------
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$1,330,171,707 and 25,717,588 shares of beneficial interest outstanding)            $51.72
Maximum offering price per share (net asset value plus sales charge of
5.75% of offering price)                                                            $54.88
------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $322,735,637
and 6,435,822 shares of beneficial interest outstanding)                            $50.15
------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $41,720,225
and 820,376 shares of beneficial interest outstanding)                              $50.86
------------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net
assets of $45,111,596 and 864,761 shares of beneficial interest outstanding)        $52.17

See accompanying Notes to Financial Statements.

19  Oppenheimer Discovery Fund

--------------------------------------------------------------------------------
Statement of Operations  For the Year Ended September 30, 1997
--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------
Investment Income
Interest                                                                   $ 14,086,279
----------------------------------------------------------------------------------------
Dividends                                                                       665,221
                                                                           ------------
Total income                                                                 14,751,500
----------------------------------------------------------------------------------------
Expenses
Management fees--Note 4                                                       9,305,515
----------------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                       2,724,209
Class B                                                                       2,327,943
Class C                                                                         262,815
----------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4:
Class A                                                                       2,712,192
Class B                                                                         562,125
Class C                                                                          58,344
Class Y                                                                         42,539
----------------------------------------------------------------------------------------
Shareholder reports                                                             711,765
----------------------------------------------------------------------------------------
Custodian fees and expenses                                                      82,347
----------------------------------------------------------------------------------------
Registration and filing fees                                                     81,772
----------------------------------------------------------------------------------------
Trustees' fees and expenses--Note 1                                              68,371
----------------------------------------------------------------------------------------
Legal and auditing fees                                                          44,030
----------------------------------------------------------------------------------------
Insurance expenses                                                               19,699
----------------------------------------------------------------------------------------
Other                                                                            69,446
                                                                           ------------
Total expenses                                                               19,073,112
----------------------------------------------------------------------------------------
Net Investment Loss                                                          (4,321,612)

----------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments:
 Unaffiliated companies                                                      28,202,538
 Affiliated companies                                                        (3,793,399)
Closing of futures contracts                                                 11,150,835
Foreign currency transactions                                                      (742)
                                                                           ------------
Net realized gain                                                            35,559,232
----------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on:
Investments                                                                 125,255,268
Translation of assets and liabilities denominated in foreign currencies         (50,986)
                                                                           ------------
Net change                                                                  125,204,282
                                                                           ------------
Net realized and unrealized gain                                            160,763,514

----------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                       $156,441,902
                                                                           ============

See accompanying Notes to Financial Statements.

20  Oppenheimer Discovery Fund

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------


                                                                      Year Ended September 30,
                                                                 1997               1996
---------------------------------------------------------------------------------------------------
Operations
Net investment loss                                               $   (4,321,612)    $   (4,391,298)
---------------------------------------------------------------------------------------------------
Net realized gain                                                     35,559,232         92,875,503
---------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                125,204,282        178,297,200
                                                                  --------------     --------------
Net increase in net assets resulting from operations                 156,441,902        266,781,405

---------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders
Distributions from net realized gain:
Class A                                                              (80,609,827)       (65,845,405)
Class B                                                              (15,203,908)        (7,032,331)
Class C                                                               (1,451,890)          (197,246)
Class Y                                                               (2,352,509)          (965,392)

---------------------------------------------------------------------------------------------------
Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions--Note 2:
Class A                                                              135,425,471        196,657,756
Class B                                                              112,330,605         96,461,672
Class C                                                               20,931,283         15,930,604
Class Y                                                               11,373,727         18,542,687

---------------------------------------------------------------------------------------------------
Net Assets
Total increase                                                       336,884,854        520,333,750
---------------------------------------------------------------------------------------------------
Beginning of period                                                1,402,854,311        882,520,561
                                                                  --------------     --------------
End of period (including accumulated net investment losses
of $939,479 and $624,556, respectively)                           $1,739,739,165     $1,402,854,311
                                                                  ==============     ==============

See accompanying Notes to Financial Statements.

21  Oppenheimer Discovery Fund

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

                                                                                Class A
                                            --------------------------------------------------------------------------------
                                                                        Year Ended September 30,
                                            1997              1996              1995              1994           1993
----------------------------------------------------------------------------------------------------------------------------
Per Share Operating Data:
Net asset value, beginning of period              $51.19            $43.65           $35.81           $39.90       $27.62
----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                        (.08)             (.13)              --             (.11)        (.13)
Net realized and unrealized gain (loss)             4.12             11.26             9.46            (2.98)       12.41
                                              ------------      ------------       --------        -----------   -----------
Total income (loss) from investment
operations                                          4.04             11.13             9.46            (3.09)       12.28
----------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net
realized gain                                      (3.51)            (3.59)           (1.62)           (1.00)          --
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $51.72            $51.19           $43.65           $35.81       $39.90
                                              ============      ============       ========        ===========   ===========
----------------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value(4)                 9.16%            27.76%           28.03%           (7.91)%      44.46%
----------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
Net assets, end of period
(in thousands)                                $1,330,172        $1,160,087         $798,065         $613,740     $587,057
----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)             $1,119,302        $  937,563         $650,903         $588,642     $451,016
----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                       (0.17)%           (0.32)%           0.00%           (0.34)%      (0.54)%
Expenses                                            1.22%             1.22%            1.33%            1.32%        1.27%
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                          68.7%             79.7%           105.9%            83.3%        85.2%
Average brokerage commission rate(7)             $0.0600           $0.0577               --               --           --

1. For the period from June 1, 1994 (inception of offering) to September 30,
1994.

2. For the period from October 2, 1995 (inception of offering) to September 30, 1996.

3. For the period from April 1, 1994 (inception of offering) to September 30, 1994.

4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

5. Annualized.

22  Oppenheimer Discovery Fund

                         Class B                                       Class C
---------------------------------------------------------- -------------------------------
Year Ended September 30,                                   Year Ended September 30,
1997         1996         1995         1994(3)             1997        1996(2)
------------------------------------------------------------------------------------------
    $50.10     $43.11      $35.65       $35.65                $50.73        $43.20
------------------------------------------------------------------------------------

      (.23)      (.23)       (.21)         .03                  (.26)         (.21)
      3.79      10.81        9.29         (.03)                 3.90         11.33
  ---------- ------------ ------------ -------------       ----------- -------------
      3.56      10.58        9.08           --                  3.64         11.12
------------------------------------------------------------------------------------
     (3.51)     (3.59)      (1.62)          --                 (3.51)        (3.59)
------------------------------------------------------------------------------------
    $50.15     $50.10      $43.11       $35.65                $50.86        $50.73
  ========== ============ ============ =============       =========== =============
------------------------------------------------------------------------------------
      8.33%     26.77%      27.04%       (1.93)%                8.39%        27.96%
  $322,736   $193,637     $75,062      $26,491               $41,720       $17,512
------------------------------------------------------------------------------------
  $233,172   $119,895     $43,301      $12,435               $26,361       $ 7,109
------------------------------------------------------------------------------------
     (0.93)%    (1.06)%     (0.78)%      (1.06)%(5)            (0.92)%       (1.00)%(5)
      1.97%      1.99%       2.11%        2.36%(5)              1.94%         2.03%(5)
------------------------------------------------------------------------------------
      68.7%      79.7%      105.9%        83.3%                 68.7%         79.7%
   $0.0600    $0.0577          --           --               $0.0600       $0.0577



Class Y
---------------------------------------------------------------------
   Year Ended September 30,
   1997        1996         1995        1994(1)
---------------------------------------------------
    $51.44     $43.74     $35.81        $34.89
---------------------------------------------------

       .02       (.02)      (.10)          .11
      4.22      11.31       9.65           .81
   -------   ------------ ---------   -------------
      4.24      11.29       9.55           .92
---------------------------------------------------
     (3.51)     (3.59)     (1.62)           --
   -------   ------------ ---------   -------------
    $52.17     $51.44     $43.74        $35.81
   =======   ============ =========   =============
---------------------------------------------------
      9.50%     28.09%     28.28%         3.20%
---------------------------------------------------
   $45,112    $31,619     $9,394          $194
---------------------------------------------------
   $34,811    $18,563     $3,190           $39
---------------------------------------------------
      0.15%     (0.04)%     0.03%        (0.13)%(5)
      0.89%      0.99%      1.26%         1.41%(5)
---------------------------------------------------
      68.7%      79.7%     105.9%         83.3%
   $0.0600    $0.0577        --              --

6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1997 were $1,034,041,777 and $801,420,976, respectively.

7. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold. Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities.

See accompanying Notes to Financial Statements.

23  Oppenheimer Discovery Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. Significant Accounting Policies
Oppenheimer Discovery Fund (the Fund) is registered under the Investment
Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is capital appreciation; current income is not an objective. In seeking its objective, the Fund emphasizes investments in securities of "growth-type" companies, including common stocks, preferred stocks, convertible securities, rights, warrants and options. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost
(or last determined market value) adjusted for amortization to maturity of any premium or discount.


24  Oppenheimer Discovery Fund

--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, and Gains and Losses. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.
--------------------------------------------------------------------------------
Trustees' Fees and Expenses. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended September 30, 1997, a provision of $25,631 was made for the Fund's projected benefit obligations, and payments of $10,708 were made to retired trustees, resulting in an accumulated liability of $211,870 at September 30, 1997.
--------------------------------------------------------------------------------
Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date.


25  Oppenheimer Discovery Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. Significant Accounting Policies (continued)

Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

              The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations.
Accordingly, during the year ended September 30, 1997, amounts have been reclassified to reflect a decrease in accumulated net investment loss of $4,006,689, an increase in accumulated net realized gain on investments of $2,716,676, and a decrease in paid-in capital of $6,723,365.
--------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

              The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


26  Oppenheimer Discovery Fund

--------------------------------------------------------------------------------
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                      Year Ended September 30, 1997      Year Ended September 30, 1996(1)
                      -----------------------------      ----------------------------------
                              Shares           Amount              Shares      Amount
-------------------------------------------------------------------------------------------
Class A:
Sold                          11,525,612    $  516,255,667    12,519,702    $  569,002,600
Distributions reinvested       1,804,573        78,737,385     1,596,700        64,139,185
Redeemed                     (10,273,804)     (459,567,581)   (9,738,312)     (436,484,029)
                            ------------    --------------    -----------   --------------
Net increase                   3,056,381    $  135,425,471     4,378,090    $  196,657,756
                            ============    ==============    ===========   ==============

------------------------------------------------------------------------------------------
Class B:
Sold                           4,023,759    $  175,948,220     2,852,250    $  129,720,421
Distributions reinvested         348,742        14,842,538       172,972         6,841,003
Redeemed                      (1,801,954)      (78,460,153)     (901,310)      (40,099,752)
                            ------------    --------------    -----------   --------------
Net increase                   2,570,547    $  112,330,605     2,123,912    $   96,461,672
                            ============    ==============    ===========   ==============

------------------------------------------------------------------------------------------
Class C:
Sold                           1,235,025    $   54,325,325       760,144    $   35,068,889
Distributions reinvested          33,285         1,434,706         4,897           196,204
Redeemed                        (793,137)      (34,828,748)     (419,838)      (19,334,489)
                            ------------    --------------    -----------   --------------
Net increase                     475,173    $   20,931,283       345,203    $   15,930,604
                            ============    ==============    ===========   ==============

------------------------------------------------------------------------------------------
Class Y:
Sold                             646,438    $   29,225,305       535,075    $   24,859,892
Distributions reinvested          53,588         2,352,509        23,960           965,392
Redeemed                        (449,978)      (20,204,087)     (159,096)       (7,282,597)
                            ------------    --------------    -----------   --------------
Net increase                     250,048    $   11,373,727       399,939    $   18,542,687
                            ============    ==============    ===========   ==============

1. For the year ended September 30, 1996 for Class A, Class B and Class Y shares, and for the period from October 2, 1995 (inception of offering) to September 30, 1996 for Class C shares.
--------------------------------------------------------------------------------
3. Unrealized Gains and Losses on Investments

At September 30, 1997, net unrealized appreciation on investments of $515,628,203 was composed of gross appreciation of $544,505,392, and gross depreciation of $28,877,189.


27  Oppenheimer Discovery Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. Management Fees and Other Transactions with Affiliates
Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% on the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million and 0.60% of the next $700 million, and 0.58% of average annual net assets in excess of $1.5 billion.

              For the year ended September 30, 1997, commissions (sales charges paid by investors) on sales of Class A shares totaled $4,882,365, of which $1,597,976 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $4,609,293 and $221,073, respectively, of which $518,408 and $7,469, respectively, were paid to an affiliated broker/dealer. During the year ended September 30, 1997, OFDI received contingent deferred sales charges of $488,384 and $18,559, respectively, upon redemption of Class B and Class C shares, as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

              OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

              The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of their customers' accounts that hold Class A shares. During the year ended September 30, 1997, OFDI paid $212,124 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.


28  Oppenheimer Discovery Fund

--------------------------------------------------------------------------------
The Fund has adopted a Distribution and Service Plan for Class B shares to reimburse OFDI for its services and costs in distributing Class B shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares. OFDI also receives a service fee of 0.25% per year to reimburse dealers for providing personal services for accounts that hold Class B shares. Both fees are computed on the average annual net assets of Class B shares, determined as of the close of each regular business day. During the year ended September 30, 1997, OFDI paid $26,037 to an affiliated broker/dealer as reimbursement for Class B personal service and maintenance expenses and retained $2,023,085 as reimbursement for Class B sales commissions and service fee advances, as well as financing costs. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of September 30, 1997, OFDI had incurred unreimbursed expenses of $7,906,753 for Class B.

              The Fund has adopted a Distribution and Service Plan for Class C shares to compensate OFDI for its services and costs in distributing Class C shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class C shares. Both fees are computed on the average annual net assets of Class C shares, determined as of the close of each regular business day. During the year ended September 30, 1997, OFDI retained $195,923 as compensation for Class C sales commissions and service fee advances, as well as financing costs. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plan was terminated. As of September 30, 1997, OFDI had incurred unreimbursed expenses of $369,234 for Class C.


29  Oppenheimer Discovery Fund

--------------------------------------------------------------------------------
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
5. Illiquid and Restricted Securities
At September 30, 1997, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed from time to time) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation at September 30, 1997 was $22,693,563, which represents 1.30% of the Fund's net assets, of which $15,273,563 is considered restricted. Information concerning restricted securities is as follows:

                                                                    Valuation
                                                     Cost           Per Unit as of
Security                        Acquisition Date     Per Unit       September 30, 1997
------------------------------- ------------------   ------------   -------------------
AirNet Communications Corp.,
Series C, Preferred Stock                7/6/95     $      6.00         $ 1.00
Candescent Technologies Corp.,
Series E, Preferred Stock               4/24/96            5.50           7.21
Candescent Technologies Corp.,
Series F, Preferred Stock               6/11/97            7.50           7.50
ICG Communications, Inc.         6/9/93-5/10/95      5.50-13.89          23.28
Silver Diner, Inc.                      7/10/96            5.50           2.02

--------------------------------------------------------------------------------
6. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other OppenheimerFunds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

              The Fund had no borrowings outstanding during the year ended September 30, 1997.


30  Oppenheimer Discovery Fund

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Board of Trustees and Shareholders of
Oppenheimer Discovery Fund:


We have audited the accompanying statements of investments and assets and liabilities of Oppenheimer Discovery Fund as of September 30, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

           We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1997, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

           In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Discovery Fund as of September 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.




KPMG Peat Marwick LLP


Denver, Colorado
October 21, 1997

31  Oppenheimer Discovery Fund

--------------------------------------------------------------------------------
Federal Income Tax Information (Unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 1998, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1997. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

           Distributions of $3.5075 per share were paid to Class A, Class B, Class C and Class Y shareholders on December 16, 1996, all of which was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).

           None of the dividends paid by the Fund during the fiscal year ended September 30, 1997 are eligible for the corporate dividend-received deduction.

           The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

32  Oppenheimer Discovery Fund

--------------------------------------------------------------------------------
Oppenheimer Discovery Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Officers and Trustees   Leon Levy, Chairman of the Board of Trustees
                        Donald W. Spiro, Vice Chairman of the Board of Trustees
                        Bridget A. Macaskill, Trustee and President
                        Robert G. Galli, Trustee
                        Benjamin Lipstein, Trustee
                        Elizabeth B. Moynihan, Trustee
                        Kenneth A. Randall, Trustee
                        Edward V. Regan, Trustee
                        Russell S. Reynolds, Jr., Trustee
                        Pauline Trigere, Trustee
                        Clayton K. Yeutter, Trustee
                        Alan Gilston, Vice President
                        Jay W. Tracey, Vice President
                        George C. Bowen, Treasurer
                        Robert J. Bishop, Assistant Treasurer
                        Scott T. Farrar, Assistant Treasurer
                        Andrew J. Donohue, Secretary
                        Robert G. Zack, Assistant Secretary

--------------------------------------------------------------------------------
Investment Advisor      OppenheimerFunds, Inc.

--------------------------------------------------------------------------------
Distributor             OppenheimerFunds Distributor, Inc.

--------------------------------------------------------------------------------
Transfer and Shareholder OppenheimerFunds Services
Servicing Agent
--------------------------------------------------------------------------------
Custodian of            The Bank of New York
Portfolio Securities
--------------------------------------------------------------------------------
Independent Auditors    KPMG Peat Marwick LLP

--------------------------------------------------------------------------------
Legal Counsel           Gordon Altman Butowsky Weitzen Shalov & Wein


                        This is a copy of a report to shareholders of Oppenheimer Discovery Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Discovery Fund. For material information concerning the Fund, see the Prospectus.
                        Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.


33  Oppenheimer Discovery Fund

 OppenheimerFunds Family


-----------------------------------------------------------------------------------------
Real Asset Funds
-----------------------------------------------------------------------------------------
Real Asset Fund                Gold & Special Minerals Fund

-----------------------------------------------------------------------------------------
Stock Funds
-----------------------------------------------------------------------------------------
Developing Markets Fund        Quest Small Cap Value Fund     Global Fund
Enterprise Fund                Capital Appreciation Fund1     Quest Global Value Fund
International Growth Fund      Quest Capital Value Fund       Disciplined Value Fund
Discovery Fund                 Growth Fund                    Quest Value Fund

-----------------------------------------------------------------------------------------
Stock & Bond Funds
-----------------------------------------------------------------------------------------
Main Street Income &           Quest Growth & Income          Disciplined Allocation Fund
 Growth Fund                    Value Fund                    Multiple Strategies Fund2
Quest Opportunity Value Fund   Global Growth & Income Fund    Bond Fund for Growth
Total Return Fund              Equity Income Fund

-----------------------------------------------------------------------------------------
Bond Funds
-----------------------------------------------------------------------------------------
International Bond Fund        Champion Income Fund           U.S. Government Trust
High Yield Fund                Strategic Income Fund          Limited-Term Government Fund
                               Bond Fund

-----------------------------------------------------------------------------------------
Municipal Funds
-----------------------------------------------------------------------------------------
California Municipal Fund(3)   Pennsylvania Municipal Fund(3) Rochester Division:
Florida Municipal Fund(3)      Municipal Bond Fund            Rochester Fund Municipals
New Jersey Municipal Fund(3)   Insured Municipal Fund         Limited Term New York
New York Municipal Fund(3)     Intermediate Municipal Fund      Municipal Fund

-----------------------------------------------------------------------------------------
Money Market Funds(4)
-----------------------------------------------------------------------------------------
Money Market Fund              Cash Reserves

-----------------------------------------------------------------------------------------
LifeSpan
-----------------------------------------------------------------------------------------
Growth Fund                    Balanced Fund                  Income Fund

1. On 12/18/96, the Fund's name was changed from "Target Fund."

2. On 3/16/97, the Fund's name was changed from "Asset Allocation Fund."

3. Available only to investors in certain states.

4. An investment in money market funds is neither insured nor guaranteed by the U.S. government and there can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

(C) Copyright 1997 OppenheimerFunds, Inc. All rights reserved.

34  Oppenheimer Discovery Fund

Internet
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information

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------------------------



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OppenheimerFunds
Information Hotline
24 hours a day, timely and
insightful messages on the
economy and issues that
affect your investments

------------------------
1-800-835-3104
------------------------




RA0500.001.0997 November 28, 1997

  Information and services
--------------------------------------------------------------------------------

As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

      And when you need help, our Customer Service Representatives are only a
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handle administrative requests. You can reach them at our General Information
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      When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number. And, by enrolling in AccountLink, a
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      For added convenience, you can get automated information with
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PhoneLink gives you access to a variety of fund, account, and market
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Representative during the General Information hours shown at the left.

      You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit
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      So call us today, or visit us at our website at
www.oppenheimerfunds.com--we're here to help.

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